UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) January 27, 2005


                           VIKING CAPITAL GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Utah                            0-22744                  87-0442090
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 2.01    Completion of Acquisition or Disposition of Assets

On January 27, 2005, Viking Capital Group, Inc. announced that Fitt, Inc., a Nevada corporation had purchased 20,000,000 Class A Common restricted shares of the Registrant and 1,800,000 shares of Series 2001 Callable Preferred Stock ($10.00 per share) of the Registrant in exchange for shares representing 60% of the common outstanding stock and any other outstanding stock of Brentwood Re, Ltd. (Brentwood), a St. Kitts, West Indies reinsurance company. Since its original organization, Brentwood has not realized any revenues and has no history of operations. The transaction was previously reported on Form 8-K on February 2, 2005. That Report is amended by inclusion of financial information in this filing as Item 9.01(b).

Brentwood is a development stage company and its sole asset is an Investment in Minerals having an estimated fair value of approximately $32,400,000. This estimated fair value is based on a certified valuation prepared by a third party expert. As Brentwood has no historical operations, the Registrant is presenting an un-audited, consolidated, pro-forma balance sheet as of December 31, 2004, including this subsequent transaction as if it had taken place at the end of the Registrant's last audited reporting period, December 31, 2004. This form 8-KA amends the original report to include pro-forma financial information as required by Item 9.01 of form 8-K.

Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of the Business Acquired.

         None required. The Registrant has accounted for this transaction as an asset purchase rather than business combination under the purchase method of accounting. This purchase was valued using the fair value of the Class A Common restricted shares and Preferred Stock issued. Brentwood Re, Ltd. has no prior history of income or operations, and its sole asset is an Investment in Minerals.

(b)      Pro Forma Financial Information.

         The Registrant is reporting an un-audited, consolidated, pro-forma balance sheet and notes as of December 31, 2004, consolidating the January 27, 2005 transaction as if it had occurred on December 31, 2004, the end of Registrant's most recent audited reporting period, as reported on Form 10-KSB, filed March 31, 2005.


                   VIKING CAPITAL GROUP, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS


                                     ASSETS
                                     ------

                                                                            December 31,
                                                                        2004           2004
                                                                      Proforma     as Audited
                                                                    -----------    -----------
                                                                          (in thousands)
CURRENT ASSETS
   Cash and cash equivalents                                        $       --      $     --
   Prepaid expenses                                                         --            --
   Notes receivable and accrued interest, (including related
     party amount of $129,000 at December 31, 2004), net
     allowance of $428,000 at December 31, 2004                             129            129
                                                                    -----------    -----------

        Total current assets                                                129            129

PROPERTY AND EQUIPMENT
   Computer equipment                                                       157            157
   Furniture and office equipment                                            21             21
                                                                    -----------    -----------

                                                                            178            178

   Accumulated depreciation and amortization                               (175)          (175)
                                                                     ----------     ----------

        Net property and equipment                                            3              3

CAPITALIZED SOFTWARE, net of accumulated amortization
     of $ -0- at December 31, 2004                                         --             --

LONG TERM NOTE RECEIVABLE, net of allowance
     of $6,500,000 at December 31, 2004                                    --             --

LONG TERM INVESTMENT IN MINERALS                                         32,400           --

OTHER ASSETS                                                                  4              4
                                                                    -----------    -----------

TOTAL ASSETS                                                        $    32,536    $       136
                                                                    ===========    ===========



The accompanying notes are an integral part of this consolidated pro-forma balance sheet.


                   VIKING CAPITAL GROUP, INC. AND SUBSIDIARIES

                     CONSOLIDATED BALANCE SHEETS - Continued


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------
                                                                            December 31,
                                                                        2004           2004
                                                                      Proforma      as Audited
                                                                    -----------    -----------
                                                                           (in thousands)
CURRENT LIABILITIES
  Current maturities of long-term debt and other current
     debt (including $307,000 due to related parties at
     December 31, 2004)                                             $       733    $      733
  Accounts payable                                                          133           133
  Accrued officers' salary and payroll taxes                              1,587         1,587
  Other accrued expenses (including $105,000 due to related
     parties at December 31, 2004)                                          139           139
                                                                     ----------    ----------

             Total current liabilities                                    2,592         2,592

LONG-TERM DEBT, (including $700,000 to a related party at
December 31, 2004 respectively)less current portion                         700           700
                                                                     ----------    ----------

             Total Liabilities                                            3,292         3,292

MINORITY SHAREHOLDER INTEREST IN BRENTWOOD RE                            12,960          --


STOCKHOLDERS' DEFICIT
  Preferred stock: $1.00 par value; 50,000,000 shares authorized:
     Series 2001 Callable Preferred Stock $1.00 par value;
        5,000,000 shares authorized, 18,000,000 and -0- shares
        issued and outstanding at December 31, 2004 (Proforma
        and Actual, respectively)                                        18,000
  Common stock: $0.001 par value; 150,000,000 shares authorized,
     82,233,909 and 62,233,909 shares issued and outstanding at
     December 31, 2004 (Proforma and Actual, respectively)                   82            62
  Common stock: Class B: $0.001 par value; 100,000 shares
     authorized,issued and outstanding                                     --            --
  Additional paid-in capital                                             35,440        34,020
  Accumulated deficit                                                   (37,238)      (37,238)
                                                                     ----------    ----------

             Total stockholders' deficit                                 16,284       (3,156)
                                                                     ----------    ----------


TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                          $   32,536    $      136
                                                                     ==========    ==========


The accompanying notes are an integral part of this consolidated pro-forma balance sheet.

NOTES TO THE PROFORMA CONSOLIDATED BALANCE SHEET

On January 27, 2005, the Company acquired from FITT, Inc. (Seller), 60% of the authorized and issued outstanding common stock of Brentwood, Re, Ltd. (Brentwood), a St. Kitts, West Indies domiciled insurance company in exchange for 20,000,000 of the Company's restricted common shares and 1,800,000 of the Company's Series 2001 Callable Preferred shares. The Company has accounted for this transaction under the purchase method of accounting. Under this method, the value of the Company's acquisition is determined at $19,440,000, or the fair market value of the Company's stock tendered to the Seller at the date of acquisition as calculated using an average of the closing bid price on the day of transaction and the four trading days prior. Brentwood's un-audited assets at the date of acquisition include $32,400,000 of long-term assets and no liabilities. Brentwood has had no history of operations since its incorporation date of November 23, 2003. The Company has determined that the appraised value of these long term assets is at a minimum the value assigned by the Company to this purchase. Commencing January 27, 2005, the Company will include the results of operations, if any, of Brentwood in its consolidated results of operations.


Date:    April 14, 2005                           Viking Capital Group, Inc.


                                                  /s/  Kingman L. Hitz
                                                  ---------------------------
                                                  Kingman L. Hitz
                                                  Chief Financial Officer